UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 26, 2005

                             AIRSPAN NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                   Washington
                 (State or other jurisdiction of incorporation)

        000-31031                                        75-2743995
(Commission file number)                    (I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton,                             33431
     Florida (Address of principal                                (Zip code)
          executive offices)

                                 (561) 893-8670
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      This Form 8-K summarizes certain actions taken by the Compensation Committee (the "Committee") of the Board of Directors of Airspan Networks, Inc, (the "Company") on January 26, 2005.

2005 ANNUAL BONUS PLAN.

      The Committee approved of a 2005 Annual Bonus Plan (the "Bonus Plan"). The following is a description of the Bonus Plan provided pursuant to Paragraph 10(iii) to Item 601 of Regulation S-K, which requires a written description of a compensation plan.

      The Bonus Plan is effective beginning on January 1, 2005 and will remain effective throughout the 2005 fiscal year. The purpose of the Bonus Plan is to promote the interests of the Company and its stockholders by providing employees with financial rewards upon achievement of specified business objectives, as well as helping the Company attract and retain key employees by providing attractive compensation opportunities linked to performance results.

      All of the Company's employees are eligible to participate in the Bonus Plan.

      Bonuses payable to participants are based on a formula that takes into account their level of seniority in the Company, and one or more of the following target thresholds (the "Factors") established by the Compensation Committee at the beginning of the fiscal year:

      (i)   the Company's annual revenue;
      (ii)  the Company's gross profit; and
      (iii) the Company's successful introduction of new products in its WiMAX product line by certain target dates.

      Different multipliers are applied to each of the Factors, with the specific multipliers depending on the individual's position within the Company. Individual bonuses are capped at a certain percentage of the individual's base salary.

      Bonuses payable under the Bonus Plan are determined with respect to the CEO and other executive staff members by the Compensation Committee. Payment of bonuses (if any) will be made in quarterly installments, after approval by the Compensation Committee. Bonuses will be paid in cash in a single lump sum, subject to payroll taxes and tax withholdings.

EXECUTIVE COMPENSATION

      After a review of industry standards and practices conducted by an independent compensation consultant hired by the Committee, the Committee increased the base salary compensation of the Chief Executive Officer from $330,000 to $380,000, effective February 1, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2005

                                      AIRSPAN NETWORKS, INC

                                      By: /s/ Peter Aronstam
                                      ------------------------------------------
                                      Peter Aronstam
                                      Senior Vice President and
                                      Chief Financial Officer